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            AIM HIGH INCOME MUNICIPAL FUND - CLASS A, B AND C SHARES

                        Supplement dated August 31, 2007
                      to the Prospectus dated July 31, 2007

The fund has been engaged in a limited public offering of its shares since May 31, 2007 due to the advisor's belief that the types of securities that met the fund's investment criteria were in limited supply. The advisor has determined that there is currently an ample supply of the types of securities in which the fund invests to permit the fund to re-open to all investors commencing with the start of business on September 10, 2007 through the close of business on or about September 21, 2007. After September 21, 2007, the fund again will conduct a limited public offering of its shares. See "Other Information - Limited Fund Offering" in your prospectus.


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                          INSTITUTIONAL CLASS SHARES OF

                         AIM HIGH INCOME MUNICIPAL FUND
                         AIM TAX-FREE INTERMEDIATE FUND

                        Supplement dated August 31, 2007
                      to the Prospectus dated July 31, 2007

AIM High Income Municipal Fund (the "fund") has been engaged in a limited public offering of its shares since May 31, 2007 due to the advisor's belief that the types of securities that met the fund's investment criteria were in limited supply. The advisor has determined that there is currently an ample supply of the types of securities in which the fund invests to permit the fund to re-open to all investors commencing with the start of business on September 10, 2007 through the close of business on or about September 21, 2007. Thereafter, the fund again will conduct a limited public offering of its shares. See "Other Information - Limited Fund Offering" in your prospectus.


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